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                                                                    EXHIBIT 10.8


                              CONSULTING AGREEMENT


         This CONSULTING AGREEMENT (the "Agreement") is made as of February 7, 2002 (the "Effective Date"), by and between Innovative Clinical Solutions, Ltd. (the "Company", which term shall include its successors and permitted assigns), and Island View Investors, LLC (a.k.a. Island View Advisors), a Delaware limited liability company (the "Consultant", which term shall include its successors and permitted assigns).

         In consideration of the promises and conditions set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Consultant agree as follows:

1.       ENGAGEMENT.

         The Consultant shall be an independent contractor engaged by the Company to perform the services as set forth in EXHIBIT A (the "Services"). All work product produced by the Consultant pursuant to this Agreement shall be the sole and exclusive property of the Company, as further provided in Section 8 hereof. The Consultant shall designate and cause Michael Heffernan (the "Designated Consultant") to perform the Services on the Consultant's behalf.

2.       CONSULTING FEE.

         (a) As compensation for the Services, the Company shall pay to the Consultant Two Hundred Dollars ($200) per hour (the "Consulting Fee"), payable monthly in arrears by no later than five business days after the Consultant has submitted to the Company the time sheet for such month referred to in the following sentence. The Consultant will submit a detailed time sheet of the hours worked on behalf of the Company each month during the term hereof, by no later than the fifth business day of the immediately succeeding month. All hours worked shall be subject to the reasonable approval of the Company's Board of Directors.

         (b) The Company will report all payments made hereunder to the Consultant to the Internal Revenue Service on a Form 1099 information return, or as otherwise required by the Internal Revenue Code (the "Code"), and a copy of such information return will be furnished to the Consultant in accordance with the Code. The Company will not pay or withhold payroll or employment taxes of any kind, including but not limited to FICA and FUTA, with respect to its payments to the Consultant. The payment of any and all such taxes shall be the Consultant's sole responsibility.

3.       REIMBURSEMENT OF EXPENSES.

         The Company shall reimburse the Consultant for all reasonable and necessary expenses incurred or paid by the Consultant or the Designated Consultant in connection with, or related to, the performance of the Services. The Consultant shall submit to the Company itemized monthly


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statements, in a form reasonably satisfactory to the Company, of such expenses incurred in the previous month. The Company shall pay the Consultant amounts shown on each such statement within fifteen (15) days after receipt of such monthly statement.

4.       TERM AND TERMINATION.

         (a) The term of this Agreement shall commence as of the Effective Date and shall continue in effect until terminated in accordance with subsection (a) or (b) below.

         (b) The Company may terminate this Agreement at any time, for any reason or for no reason, by giving prior written notice to the Consultant setting forth the effective date of termination (which effective date shall not be sooner than four (4) weeks after the date of such notice, unless the Company determines in good faith that the continuation of the relationship established hereby beyond the date of such notice would materially adversely affect the Company's business or affairs, in which case the effective date of termination may be any date selected by the Company).

         (c) The Consultant may terminate this Agreement at any time, for any reason or for no reason, by giving prior written notice to the Company setting forth the effective date of termination (which effective date shall not be sooner than four (4) weeks after the date of such notice).

         (d) Upon the termination of this Agreement, the Consultant shall only be entitled to payment of the Consulting Fee accrued through the last day on which services are actually performed prior to the effective date of the termination and reimbursement of all expenses accrued through the effective date of termination of this Agreement, provided that all consulting services from the date of the notice of termination forward shall be pre-approved in writing by the Company.

         (e) The provisions of Sections 7, 8 and 10 through 18, inclusive, shall survive any termination of this Agreement, as shall any claims in respect of rights or obligations accrued prior to termination of this Agreement. The parties hereto will cooperate in effecting any termination of this Agreement.

5.       COOPERATION.

         The Company shall provide the Consultant with access to such of the Company's information and property as may be reasonably required in order to permit the Consultant to perform its obligations hereunder.

6.       RELATIONSHIP OF THE PARTIES.

         (a) The Consultant is acting solely as an independent contractor under this Agreement. This Agreement is not intended to create an agency relationship or a partnership or joint venture between the Consultant and the Company. Subject to the requirements of the applicable


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regulatory agencies, the Consultant retains the sole and exclusive right to control or direct the manner or means by which the Services are to be performed. The Company retains the right to control the results of the Consultant's work to ensure compliance with the terms of this Agreement.

         (b) Neither the Designated Consultant nor any other employee of the Consultant is or shall be deemed to be an employee of the Company. The Company shall not be required to furnish the Consultant or any employee thereof with an office or support staff, and the Company shall have no obligation for any fringe benefits, including health insurance, disability benefits, paid vacation or any other employee benefit, to or for the benefit of Consultant or any employee thereof. The Consultant further acknowledges that it has no power or authority to bind the Company in any respect, and in the event it has reason to believe it is perceived by a third party as an agent of the Company, it shall take reasonable steps to dispel such perception.

7.       CONFIDENTIAL INFORMATION AND TRADE SECRETS OF OTHERS.

         (a) "Confidential Information" means any information relating to the scientific or business affairs of the Company that is treated by the Company as confidential or proprietary, and any similar information obtained by or given to the Company about or belonging to its suppliers, licensors, licensees, partners, affiliates, customers, potential customers or others. Confidential Information is contained in various media, including records of research data and observations, records of clinical trials, patent applications, computer programs, supply and customer lists, internal financial data and other documents and records of the Company, whether or not labeled or identified as "Confidential" or prepared in full or in part by the Consultant or Designated Consultant.

             Confidential Information does not include information which (a) was known to the Consultant or Designated Consultant at the time it was disclosed, other than by previous disclosure by the Company; (b) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Agreement; (c) is made available to the Consultant or Designated Consultant by a third party who did not derive it from the Company and who imposes no obligation of confidence on the Consultant or Designated Consultant; or (d) is required to be disclosed by a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all available protection and reasonable advance notice is given to the Company.

         (b) During the course of performing the Services, Consultant and/or Designated Consultant may become aware of or have access to Confidential Information. Each of Consultant and Designated Consultant acknowledges the Company is and shall at all times remain the sole owner of the Confidential Information and Materials (as defined below).

         (c) Neither the Consultant or Designated Consultant shall directly or indirectly publish, disseminate or otherwise disclose, deliver or make available to any third party any Confidential Information, other than in furtherance of the purposes of this Agreement, and only then with the prior written consent of the Company; nor will the Consultant or Designated


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Consultant use such Confidential Information for the Consultant's or Designated
Consultant's own benefit or for the benefit of any third party.

         (d) Each of the Consultant and Designated Consultant shall exercise all commercially reasonable precautions to protect the integrity and confidentiality of the Confidential Information. Upon termination of this Agreement, and in any case upon the Company's request, the Consultant and Designated Consultant shall return immediately to the Company all copies and other tangible manifestations of Confidential Information then in the Consultant's or Designated Consultant's possession or control.

         (e) Consultant acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of the foregoing provisions of this section would be inadequate. Accordingly, Consultant agrees that the Company will be entitled to seek, in addition to any remedies available to it at law, equitable relief in the form of an injunction, specific performance or such other form as may then be available.

8.       COPYRIGHTS.

         Consultant hereby assigns to Company all of its rights, title, and interests in and to all copyrights on all writings, documents, reports, papers, drawings, tabulations, books, computer programs, and other works written or made by Consultant or its agents under or arising out of this Agreement ("Material"). All Materials developed by Consultant or its agents under this Agreement are to be considered works made for hire as that term is defined in Section 101 of the Copyright Act (17 U.S.C. ss. 101) and are the sole and exclusive property of Company. To the extent that any such works may not be considered works made for hire for Company under applicable law, Consultant hereby assigns to Company and, upon their creation, will automatically assign to Company the ownership of such works, including copyright interests and any other intellectual property therein, without the necessity of any further consideration. Any assignment of copyright hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights".

9.       REPRESENTATIONS AND WARRANTIES OF CONSULTANT

         (a) The Consultant represents and warrants that performance of all the terms of this Agreement does not and will not breach any agreement to which the Consultant or Designated Consultant is a party to keep in confidence proprietary information, knowledge or data acquired by the Consultant or Designated Consultant in confidence or in trust prior to its engagement as an independent contractor for the Company, and that the Consultant or Designated Consultant will not disclose to the Company, nor induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others. Each of the Consultant and Designated Consultant agrees not to enter into any agreement either written or oral in conflict with this Agreement, and further acknowledges that it has not executed, and is not bound by any covenants, restrictions or other contractual agreements with any supplier, customer, firm or entity with which it was associated that might restrict or otherwise impede its engagement as an independent contractor for the Company.


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         (b) In performing the Services, Consultant agrees that it shall (i)
apply that standard of care that a prudent person would apply in the management of his or her own affairs; (ii) avoid or, the extent unavoidable, disclose and minimize any actual or potential conflicts between the interests of the Company, on the one hand, and the interests of Consultant and/or the Designated Consultant, on the other; and (iii) act in compliance with all federal, state and local laws. Consultant further represents that the Designated Consultant has the requisite skills, training, and tools to perform the Services in a professional and workmanlike manner.

10.      INDEMNIFICATION.

         (a) The Company hereby covenants and agrees to indemnify and hold Consultant harmless fully, completely and absolutely against and in respect of any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including reasonable attorney's fees), losses and damages (collectively, "Losses and Claims") resulting from Consultant's good faith performance of its duties and obligations hereunder.

         (b) The Consultant hereby covenants and agrees to indemnify and hold the Company harmless fully, completely and absolutely against and in respect of any and all Losses and Claims resulting from any act or omission by or on behalf of Consultant in the performance of its duties and obligations hereunder which was not undertaken in good faith.

         (c) The amount of any Loss or Claim for which indemnification is provided under this Section shall be net of any amounts recovered or recoverable by the indemnified party under any insurance policy(ies) with respect to Loss or Claim.

11.      WAIVER.

         The failure of any party to exercise any right under this Agreement shall not be deemed to be a waiver of such right, the failure of any party to terminate this Agreement for breach or default shall not be deemed to be a waiver of the right to do so for any subsequent breach or default or a breach or default of a continuing nature and a waiver or consent given on any one occasion by a party shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

12.      NOTICE.

         All notices, requests, demands and other communications hereunder shall be made in writing and shall be deemed to have been duly given if sent postage prepaid by registered or certified mail, return receipt requested, and shall be deemed to be effective three (3) business days after dispatch, if to the Company, addressed to:

         Innovative Clinical Solutions, Ltd.
         c/o Board of Directors
         10 Dorrance Street, Suite 400
         Providence, Rhode Island  02903


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and if to the Consultant addressed to:

         Island View Investors LLC
         c/o Michael Heffernan
         506 Main Street
         Hingham, MA 02043

         Any party may change its address for notice hereunder by giving notice of such change of address in the manner herein provided.

13.      ASSIGNMENT.

         This Agreement, and all rights and obligations hereunder, may not be assigned or transferred by any party without the prior written consent of the other parties, except that the Company or the Consultant may assign its rights and obligations under this Agreement in connection with the merger, consolidation, or sale of all or substantially all its assets or business. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

14.      ENTIRE AGREEMENT.

         This Agreement supersedes any previous agreement or understanding between the parties hereto with respect to the subject matter hereof, either express or implied. This Agreement contains the entire agreement and understanding of the parties and shall not be amended, modified or changed except by a writing duly executed by the parties hereto.

15.      GOVERNING LAW.

         This Agreement shall be interpreted, enforced and construed and the rights of the parties hereunder governed in all respects by the laws of the State of Rhode Island, without reference to the conflict-of-law provisions thereof, both parties consent to the jurisdiction of the courts of the State of Rhode Island.

16.      SEVERABILITY.

         The provisions of this Agreement are severable and the invalidity or unenforceability of any provision or any portion of any provision hereof shall not affect any other provision or portion of this Agreement. Any provision of this Agreement found to be prohibited by law shall only be ineffective to the extent of such prohibition without invalidating the rest of this Agreement.


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17.      SECTION HEADINGS.

         The headings in this Agreement are intended solely for reference and shall be given no effect in the interpretation of this instrument.

18.      NO STRICT CONSTRUCTION.

         This Agreement shall be deemed to have been prepared jointly and shall not be strictly construed against either party.

19.      COUNTERPARTS.

         This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same Agreement.


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         IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the date and year first written above.


Innovative Clinical Solutions, Ltd.    Island View Investors, LLC (a.k.a. Island
                                       View Advisors)

By:  /s/ YANG LIE                      By: /s/ MICHAEL HEFFERNAN
     -----------------------------         ------------------------------------
Name:  Yang Lie                        Name:  Michael Heffernan
Title: Director                        Title: Principal


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                                    EXHIBIT A


STATEMENT OF SERVICES:

         The Consultant, through the efforts of the Designated Consultant, shall render management consulting services to the Company, as requested from time to time by the Company's Board of Directors, in connection with the following:

                  a. the prosecution, defense and/or settlement of lawsuits to which the Company is a party as of the date of this Agreement and/or to which the Company may become a party during the term of this Agreement;

                  b. the wind-down of the Company's network management division;

                  c. the oversight of, and exercise of the Company's rights in respect of, the Company's contractual arrangements with, and equity interest in, Comprehensive Neuroscience, Inc.; and

                  d. such other matters as may arise from time to time and as the Consultant may agree to undertake at the request of the Company.


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